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                                                                   Exhibit 10.13

                                 INPHONIC, INC.

                                       AND

                            SIMIPC ACQUISITION CORP.

                           SECOND AMENDED AND RESTATED

                           LOAN AND SECURITY AGREEMENT

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         This Second Amended and Restated Loan And Security Agreement (this
"Agreement") is entered into as of March 1, 2002, by and between Comerica Bank-California, successor by merger to Imperial Bank ("Bank"), InPhonic, Inc. ("InPhonic") and SimIpc Acquisition Corp. ("SimIpc"), a Delaware corporation, and together with InPhonic, the "Borrowers"). This Agreement amends, restates and replaces (a) that certain Credit Terms and Conditions dated as of May 2, 2000 between InPhonic and Bank, (b) that certain Commitment Letter attached thereto, (c) that certain Security and Loan Agreement dated as of May 2, 2000 between InPhonic and Bank, (d) that certain Commercial Security Agreement dated as of May 2, 2000 between InPhonic and Bank, (e) that certain Amended and Restated Loan and Security Agreement dated as of January 18, 2001 between InPhonic and Bank (the "Amended and Restated Loan and Security Agreement"), and
(f) that certain First Amendment to Credit Terms and Conditions dated as of January 18, 2001 between InPhonic and Bank (collectively, the "Original Loan Documents"), in their entirety.

                                    RECITALS

         A. InPhonic and Bank are parties to the Original Loan Documents, pursuant to which Bank agreed to make loans to InPhonic upon the terms and conditions contained therein.

         B. SimIpc is a wholly-owned subsidiary of InPhonic.

         C. Borrowers have requested and Bank has agreed to amend and restate the Original Loan Documents, subject to the terms and conditions hereinafter set forth and the documents to be executed in connection herewith.

                                    AGREEMENT

         The parties agree as follows:

         1. Definitions And Construction.

            1.1 Definitions. As used in this Agreement, the following terms shall have the definitions set forth on Exhibit A.

            1.2 Accounting Terms. All accounting terms not specifically defined on Exhibit A shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term "financial statements" shall include the accompanying notes and schedules.

         2. Loan And Terms Of Payment.

            2.1  Credit Extensions.

                 (a) Borrowers promise to pay to Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrowers, together with interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms and conditions set forth herein.

                                       1.

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               (b)   Revolving Advances.

                     (i) Subject to and upon the terms and conditions of this Agreement (1) Borrowers may request Advances in an aggregate outstanding amount not to exceed the amount of the Committed Revolving Line at any one time; provided, however, that at any time that the aggregate outstanding amount of Advances exceeds $2,000,000 (the "Non-Formula Amount"), the aggregate outstanding amount of Advances shall not exceed the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base; provided, further that, if at any time or from time to time, the aggregate outstanding amount of Advances exceeds the Non-Formula and, thereafter, the aggregate outstanding amount of Advances is reduced below the Non-Formula Amount, for so long as the aggregate outstanding amount of Advances is less than the Non-Formula Amount, the Advances shall not be subject to the Borrowing Base. Amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(b), together with all accrued and unpaid interest thereon, shall be immediately due and payable. Borrowers may prepay any Advances without penalty or premium.

                     (ii) Whenever any Borrower desires an Advance, such Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Eastern time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(b) to Borrowers' deposit account.

                     (iii) As a condition precedent to an Advance causing aggregate Advances to exceed the Non-Formula Amount, Bank shall conduct an audit of each Borrower's Accounts, at each Borrower's reasonable expense, the results of which must be satisfactory to Bank.

               (c)   Equipment Advances.

                     (i) Subject to and upon the terms and conditions of this Agreement, on the date hereof and at any time from the date hereof through the Tranche B Availability End Date, the Tranche C Availability End Date, the Tranche D Availability End Date and the Tranche E Availability End Date, as applicable, Bank agrees to make advances to Borrowers in five tranches, Tranche A (comprised of Tranche A-1 and Tranche A-2), Tranche B, Tranche C, Tranche D and Tranche E (each an "Equipment Advance" and collectively, the "Equipment Advances"). Bank shall make an Equipment Advance under Tranche A-1 on the Closing Date against invoices for equipment, furniture and software specifically approved in advance by Bank and, unless otherwise approved in writing by Bank, in its sole and absolute discretion, dated on or after the date ninety (90) days prior to the Closing Date. Bank shall make

                                       2.

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an Equipment Advance under Tranche A-2 on the Closing Date against invoices for equipment, furniture and software specifically approved in advance by Bank and dated between April 1, 2001 and November 30, 2001. Borrowers may request Equipment Advances under Tranche B at any time from the date hereof through the earlier to occur of (a) the Tranche B Availability End Date and (b) the termination of Bank's obligation to advance money pursuant to Section 9.1(b). Borrowers may request Equipment Advances under Tranche C at any time from the Tranche B Availability End Date through the earlier to occur of (a) the Tranche C Availability End Date and (b) the termination of Bank's obligation to advance money pursuant to Section 9.1(b). Borrowers may request Equipment Advances under Tranche D at any time from the Tranche C Availability End Date through the earlier to occur of (a) the Tranche D Availability End Date and (b) the termination of Bank's obligation to advance money pursuant to Section 9.1(b). Borrowers may request Equipment Advances under Tranche E at any time from the Tranche D Availability End Date through the earlier to occur of (a) the Tranche E Availability End Date and (b) the termination of Bank's obligation to advance money pursuant to Section 9.1(b). The aggregate outstanding amount of Tranche A Equipment Advances, Tranche B Equipment Advances, Tranche C Equipment Advances, Tranche D Equipment Advances, and Tranche E Equipment Advances shall not at any time exceed the Committed Equipment Line. Each Equipment Advance shall not exceed 100%, in the case of Equipment Advances other than Tranche A-2 Equipment Advances, and 80% in the case of Tranche A-2 Equipment Advances, of the invoiced amount of new equipment, furniture and software (excluding taxes, shipping, warranty charges, freight discounts and installation expense) ("Permitted Equipment"), which Permitted Equipment (other than Permitted Equipment purchased under a Tranche A-2 Advance) Borrowers shall (unless otherwise approved in writing by Bank, in its sole and absolute discretion) have purchased within 90 days prior to the date of the corresponding Equipment Advance. Amounts of all Equipment Advances allocated to the purchase of software shall be limited to $300,000 in the aggregate. Tranche A-2 Equipment Advances shall not exceed $318,000 in the aggregate. Equipment Advances may be used for Equipment Advance Permitted Uses only.

                     (ii) Interest shall accrue from the date of each Equipment Advance at the rate specified in Section 2.3(a), and shall be payable monthly on the first day of each month through the Equipment Maturity Date.

                           (1) Tranche A-1 Equipment Advances. The Equipment
Advance that is made under Tranche A-1 on the Closing Date shall be due and payable in 36 equal monthly installments of principal plus interest, beginning on the first day of the month following the Closing Date, and continuing on the first day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with Tranche A Equipment Advances made under this Section 2.1(c) shall be immediately due and payable; provided, however, that any Software Advances made under Tranche A-1 on the Closing Date shall be due and payable in 24 equal monthly installments of principal plus interest, beginning on the first day of the month following the Closing Date, and continuing on the first day of each month thereafter through the Software Maturity Date, at which time all amounts due in connection with Tranche A-1 Software Advances made under this Section 2.1(c) shall be immediately due and payable.

                                       3.

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                     (2) Tranche A-2 Equipment Advances. The Equipment Advance
that is made under Tranche A-2 on the Closing Date shall be due and payable in 24 equal monthly installments of principal plus interest, beginning on the first day of the month following the Closing Date, and continuing on the first day of each month thereafter through February 29, 2004, at which time all amounts due in connection with Tranche A-2 Equipment Advances made under this Section 2.1(c) shall be immediately due and payable.

                     (3) Tranche B Equipment Advances. Any Equipment Advances that are outstanding under Tranche B on the Tranche B Availability End Date shall be due and payable in 33 equal monthly installments of principal plus interest, beginning on the first day of the month following the Tranche B Availability End Date, and continuing on the first day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with Tranche B Equipment Advances made under this Section 2.1(c) shall be immediately due and payable; provided, however, that any Software Advances that are outstanding under Tranche B on the Tranche B Availability End Date shall be due and payable in 21 equal monthly installments of principal plus interest, beginning on the first day of the month following the Tranche B Availability End Date, and continuing on the first day of each month thereafter through the Software Maturity Date, at which time all amounts due in connection with Tranche B Software Advances made under this Section 2.1(c) shall be immediately due and payable.

                     (4) Tranche C Equipment Advances. Any Equipment Advances that are outstanding under Tranche C on the Tranche C Availability End Date shall be due and payable in 30 equal monthly installments of principal plus interest, beginning on the first day of the month following the Tranche C Availability End Date, and continuing on the first day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with Tranche C Equipment Advances made under this Section 2.1(c) shall be immediately due and payable; provided, however, that any Software Advances that are outstanding under Tranche C on the Tranche C Availability Date shall be due and payable in 18 equal monthly installments of principal plus interest, beginning on the first day of the month following the Tranche C Availability End Date, and continuing on the first day of each month thereafter through the Software Maturity Date, at which time all amounts due in connection with Tranche C Software Advances made under this Section 2.1(c) shall be immediately due and payable.

                     (5) Tranche D Equipment Advances. Any Equipment Advances that are outstanding under Tranche D on the Tranche D Availability End Date shall be due and payable in 27 equal monthly installments of principal plus interest, beginning on the first day of the month following the Tranche D Availability End Date, and continuing on the first day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with Tranche D Equipment Advances made under this Section 2.1(c) shall be immediately due and payable; provided, however, that any Software Advances that are outstanding under Tranche D on the Tranche D Availability Date shall be due and payable in 15 equal monthly installments of principal plus interest, beginning on the first day of the month following the Tranche D Availability End Date, and continuing on the first day of each month thereafter through the Software Maturity Date, at which time all amounts due in

                                       4.

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connection with Tranche D Software Advances made under this Section 2.1(c) shall be immediately due and payable.

                     (6) Tranche E Equipment Advances. Any Equipment Advances that are outstanding under Tranche E on the Tranche E Availability End Date shall be due and payable in 24 equal monthly installments of principal plus interest, beginning on the first day of the month following the Tranche E Availability End Date, and continuing on the first day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with Tranche E Equipment Advances made under this Section 2.1(c) shall be immediately due and payable; provided, however, that any Software Advances that are outstanding under Tranche E on the Tranche E Availability Date shall be due and payable in 12 equal monthly installments of principal plus interest, beginning on the first day of the month following the Tranche E Availability End Date, and continuing on the first day of each month thereafter through the Software Maturity Date, at which time all amounts due in connection with Tranche E Software Advances made under this Section 2.1(c) shall be immediately due and payable.

               (iii) Equipment Advances, once repaid, may not be reborrowed. Borrowers may prepay any Equipment Advances at any time, in whole or in part, without penalty or premium.

               (iv) When any Borrower desires to obtain an Equipment Advance, such Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Eastern Standard Time one Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for any Equipment, furniture and/or software to be financed, and shall include the serial numbers of such items.

          (d)  Term Loan.

               (i) InPhonic acknowledges that Bank has provided a Term Loan (as defined in the Amended and Restated Loan and Security Agreement) to InPhonic under the Amended and Restated Loan and Security Agreement, which Term Loan is evidenced by the Promissory Note, and that the current outstanding principal balance of the Term Loan is $375,849.82.

               (ii) The interest rate, payment terms, and certain other terms of the Term Loan are contained in that certain Promissory Note dated as of January 19, 2001 made by InPhonic in favor of Bank (the "Promissory Note"); provided, however, that notwithstanding anything to the contrary contained in the Promissory Note, the outstanding principal balance and all accrued but unpaid interest on the Term Loan shall be due and payable on April 19, 2003 (the "Term Loan Maturity Date").

               (iii) No further advances or drawdowns under the Term Loan shall be permitted.

          (e)  Letter of Credit Usage and Sublimit.

                                       5.

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                     (i)  Subject to the availability under the Committed
Revolving Line and in reliance on the representations and warranties of Borrowers set forth herein, at any time and from time to time from the date hereof through the Business Day immediately prior to the Revolving Maturity Date, Bank shall issue for the account of Borrowers such standby and commercial letters of credit (each, a "Letter of Credit" and collectively, "Letters of Credit") as Borrowers may request, which request shall be made by delivering to Bank a duly executed letter of credit application on Bank's standard form substantially similar to Exhibit F attached hereto; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (a) shall not at any time exceed $500,000 and (b) shall be deemed to constitute Advances for the purpose of calculating availability under the Revolving Facility. Unless Borrowers shall have deposited with Bank cash collateral in an amount sufficient to cover all undrawn amounts under each such Letter of Credit and Bank shall have agreed in writing, no Letter of Credit shall have an expiration date that is later than the Revolving Maturity Date. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form application and letter of credit agreement. Borrowers will pay any standard issuance and other fees that Bank notifies Borrowers will be charged for issuing and processing Letters of Credit for Borrowers.

                     (ii) As of the date hereof, there is an outstanding standby letter of credit in the amount of $202,500 issued by Bank for the account of InPhonic (the "Existing Letter of Credit"). The Existing Letter of Credit shall be deemed to constitute a Letter of Credit hereunder and the amount of the Existing Letter of Credit shall be deemed to constitute (a) Revolving Advances for the purpose of calculating availability under the Revolving Facility and (b) a Letter of Credit for purposes of determining whether outstanding and undrawn Letters of Credit exceed the $500,000 sublimit.

          2.2 Overadvances. If the aggregate amount of the outstanding Advances exceeds the amounts permitted to be borrowed under Section 2.1(b)(i) hereof at any time, Borrowers shall immediately pay to Bank, in cash, the amount of such excess.

          2.3  Interest Rates, Payments, and Calculations.

               (a)   Interest Rates.

                     (i) Advances. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to 0.6% above the Prime Rate.

                     (ii) Equipment Advances. Except as set forth in Section 2.3(b), the Equipment Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to 1.5% above the Prime Rate.

               (b) Late Fee; Default Rate. If any payment is not made within ten (10) days after the date such payment is due, Borrowers shall pay Bank a late fee equal to the lesser of (i) 5% of the amount of such unpaid amount or
(ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five percentage

                                       6.

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points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

                     (c) Payments. Interest hereunder shall be due and payable on the first calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrowers' deposit accounts or against the Committed Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

                     (d) Computation. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

              2.4 Crediting Payments. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrowers specify. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Eastern time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

              2.5    Fees. Borrowers shall pay to Bank the following:

                     (a) Facility Fee. On the Closing Date, a Facility Fee equal to $12,500, which shall be nonrefundable;

                     (b) Bank Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date, including reasonable attorneys' fees and expenses and, after the Closing Date, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

              2.6 Term. This Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Equipment Maturity Date.

        3.    Conditions Of Loans.

                                       7.

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              3.1   Conditions Precedent to Initial Credit Extension. The
obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                    (a)  this Agreement;

                    (b) an officer's certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

                    (c) financing statements and amendments as Bank deems necessary or appropriate;

                    (d) an intellectual property security agreement for each Borrower;

                    (e)  an agreement to provide insurance;

                    (f) duly executed deposit and/or investment account control agreements as required by Bank, in form and substance acceptable to Bank;

                    (g) payment of the fees and Bank Expenses then due specified in Section 2.5;

                    (h) current financial statements in accordance with Section 6.2; and

                    (i) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

              3.2 Conditions Precedent to All Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

                    (a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

                    (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by each Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

        4.    Creation Of Security Interest.

              4.1 Grant of Security Interest. Each Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral to

                                       8.

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secure prompt repayment of any and all Obligations and to secure prompt performance by each Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral. Notwithstanding any termination, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

              4.2 Delivery of Additional Documentation Required. Each Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

              4.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrowers' usual business hours but no more than twice a year (unless an Event of Default has occurred and is continuing), to inspect Borrowers' Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrowers' financial condition or the amount, condition of, or any other matter relating to, the Collateral. Bank acknowledges and agrees that any information furnished to or obtained by Bank pursuant to this Section 4.3 shall be subject to the confidentiality provisions set forth in
Section 12.8 herein.

         5.   Representations And Warranties.

              Each Borrower represents and warrants as follows:

              5.1 Due Organization and Qualification. Each Borrower and each Subsidiary is a corporation duly existing under the laws of its state of incorporation and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

              5.2 Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrowers' powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in such Borrower's Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement by which such Borrower is bound. Neither Borrower is in default under any agreement by which it is bound, which default could have a Material Adverse Effect.

              5.3 Collateral. Each Borrower has good title to the Collateral, free and clear of Liens, except for Permitted Liens. The Eligible Accounts are bona fide existing obligations. The property giving rise to such Eligible Accounts has been delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Neither Borrower has received notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account.

                                       9.

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All Inventory is in all material respects of good and marketable quality, free from all material defects, except for Inventory for which adequate reserves have been made.

              5.4 Intellectual Property Collateral. Each Borrower is the sole owner of its Intellectual Property Collateral, except for Licenses granted by such Borrowers to its customers in the ordinary course of business. Each of the Copyrights, Trademarks and Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and, to Borrowers' knowledge, no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a Material Adverse Effect. Except as set forth in the Schedule, Borrowers' rights as licensees of intellectual property do not give rise to more than 5% of their gross revenue in any given month, including without limitation revenue derived from the sale, licensing, rendering or disposition of any product or service.

              5.5 Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Borrowers have not done business under any name other than those specified on the signature page hereof. The chief executive office of each Borrower is located at the addresses indicated in Section 10 hereof.

              5.6 Litigation. Except as set forth in the Schedule, there are no actions or proceedings pending by or against any Borrower or any Subsidiary before any court or administrative agency in which a likely adverse decision could reasonably be expected to have a Material Adverse Effect, or a material adverse effect on Borrowers' interest or Bank's security interest in the Collateral.

              5.7 No Material Adverse Change in Financial Statements. All consolidated financial statements related to any Borrower and any Subsidiary that are delivered by Borrowers to Bank fairly present in all material respects Borrowers' consolidated financial condition as of the date thereof and Borrowers' consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrowers since the date of the most recent of such financial statements submitted to Bank.

              5.8 Solvency, Payment of Debts. Each Borrower is able to pay its debts (including trade debts) as they mature; the fair saleable value of Borrowers' assets (including goodwill minus disposition costs) exceeds the fair value of their liabilities; and Borrowers are not left with an unreasonably small amount of capital after the transactions contemplated by this Agreement relative to the Borrowers' business and operations.

              5.9 Compliance with Laws and Regulations. Each Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from any Borrowers' failure to comply with ERISA that is reasonably likely to result in such Borrower's incurring any liability that could have a Material Adverse Effect. Neither Borrower is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Neither Borrower is engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal

                                       10.

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Reserve System). Each Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act. Each Borrower is in compliance with all environmental laws, regulations and ordinances except where the failure to comply is not reasonably likely to have a Material Adverse Effect. Neither Borrower has violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect. Each Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP.

              5.10 Subsidiaries. Neither Borrower owns any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

              5.11 Government Consents. Each Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of such Borrowers' business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

              5.12 Inbound Licenses. Except as disclosed on the Schedule, neither Borrower is party to, nor is bound by, any license or other agreement that prohibits or otherwise restricts such Borrower from granting a security interest in such Borrower's interest in such license or agreement or any other property.

              5.13 Full Disclosure. No representation, warranty or other statement made by any Borrower in any certificate or written statement furnished to Bank taken together with all such certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by Borrowers in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

        6.    Affirmative Covenants.

              Each Borrower covenants that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, each Borrower shall do all of the following:

              6.1 Good Standing and Government Compliance. Each Borrower shall maintain its and each of its Subsidiaries' corporate existence in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Each Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Each Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which or failure to comply with which could have a Material Adverse

                                       11.

Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

               6.2 Financial Statements, Reports, Certificates. Each Borrower shall deliver to Bank: (a) as soon as available, but in any event within 30 days after the end of each calendar month, a company prepared consolidated balance sheet and income statement covering such Borrower's consolidated operations during such period, in a form acceptable to Bank and certified by a Responsible Officer; (b) as soon as available, but in any event within 120 days after the end of such Borrower's fiscal year, audited consolidated financial statements of Borrowers prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) if applicable, copies of all statements, reports and notices sent or made available generally by such Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against such Borrower or any Subsidiary that could result in damages or costs to such Borrower or any Subsidiary of $100,000 or more; (e) such budgets, sales projections, operating plans or other financial information generally prepared by such Borrower in the ordinary course of business as Bank may reasonably request from time to time; and (f) within 30 days of the last day of each fiscal quarter, a report signed by such Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrowers have made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in such Borrower's Intellectual Property Collateral, including but not limited to any subsequent ownership right of such Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of the Intellectual Property Security Agreement delivered to Bank by such Borrower in connection with this Agreement.

                    (a) Prior to the aggregate Advances exceeding the Non-Formula Amount and within 20 days after the last day of each month that aggregate Advances exceed the Non-Formula Amount, Borrowers shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of accounts receivable and accounts payable and evidence of credit ratings for publicly traded account debtors to the extent applicable.

                    (b) Within 30 days after the last day of each month, Borrowers shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto.

                    (c) Bank shall have a right from time to time hereafter to audit Borrowers' Accounts and appraise Collateral at Borrowers' reasonable expense, provided that such audits will be conducted no more often than twice every 12 months unless an Event of Default has occurred and is continuing.

               6.3 Inventory; Returns. Each Borrower shall keep all Inventory in good and marketable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between any Borrower and its

                                       12.

account debtors shall be on the same basis and in accordance with the usual customary practices of such Borrower, as they exist on the Closing Date. Each Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims involving more than $100,000.

               6.4 Taxes. Each Borrower shall make, and cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Bank, on demand, proof satisfactory to Bank indicating that such Borrower or a Subsidiary has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrowers or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by such Borrower.

               6.5  Insurance.

                    (a) Each Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where such Borrowers' business is conducted on the date hereof. Each Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to such Borrower's.

                    (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee, and all liability insurance policies shall show Bank as an additional insured and specify that the insurer must give at least 20 days notice to Bank before canceling its policy for any reason. Upon Bank's request, Borrowers shall deliver to Bank certified copies of the policies of insurance and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrowers' option, be payable to Borrowers to replace the property subject to the claim, provided that any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Bank's option, be payable to Bank to be applied on account of the Obligations.

               6.6 Primary Depository. Each Borrower shall maintain not less than 50% of its cash with Bank. The remainder of each Borrower's cash may be maintained at third party financial institutions only upon the execution and delivery of account control agreements satisfactory to Bank.

               6.7 Financial Covenants. Borrowers shall maintain, on a consolidated basis, as of the last day of each calendar month unless stated otherwise:

                    (a) Quick Ratio. A ratio of Quick Assets to Current Liabilities of at least 1.50 to 1.00.

                                       13.

                    (b) Tangible Net Worth. A Tangible Net Worth of not less than:

               For the Month Ending                        Minimum Tangible Net Worth
               January 31, 2002 through May 31, 2002:               $13,000,000
               June 30, 2002 through December 31, 2002:             $13,500,000
               January 31, 2003 through May 31, 2003:               $14,000,000
               June 30, 2003 through December 31, 2003:             $14,500,000
               January 31, 2004 through May 31, 2004:               $15,000,000
               June 30, 2004 through December 31, 2004:             $15,500,000
               January 31, 2005 and each month thereafter:          to be set by Bank.

               6.8  Registration of Intellectual Property Rights.

                    (a) Each Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable: (i) those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreement delivered to Bank by Borrowers in connection with this Agreement, within 30 days of the date of this Agreement,
(ii) all registrable intellectual property rights Borrowers have developed as of the date of this Agreement but heretofore failed to register, within 30 days of the date of this Agreement, and (iii) those additional intellectual property rights developed or acquired by Borrowers from time to time in connection with any product, prior to the sale or licensing of such product to any third party, and prior to Borrowers' use of such product (including without limitation major revisions or additions which significantly improve the functionality of the intellectual property rights listed on such Exhibits A, B and C). Borrowers shall give Bank notice of all such applications or registrations.

                    (b) Each Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in the Intellectual Property Collateral.

                    (c) Each Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

                    (d) Bank may audit Borrowers' Intellectual Property Collateral to confirm compliance with this Section 6.8, provided such audit may not occur more often than twice per year, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrowers' sole expense, any actions that Borrowers are required under this Section 6.8 to take but which Borrowers fail to take, after 15 days' notice to Borrowers. Borrowers shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.8.

                                       14.

              6.9 Consent of Inbound Licensors. Prior to entering into or becoming bound by any license or agreement that is reasonably likely to have a material impact on Borrowers' business or financial condition, Borrowers shall:
(i) provide written notice to Bank of the material terms of such license or agreement with a description of its likely impact on Borrowers' business or financial condition; and (ii) take such steps as Bank requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for Borrowers' interest in such licenses or contract rights to be deemed Collateral and for Bank to have a security interest in it that might otherwise be restricted by the terms of the applicable license or agreement, whether now existing or entered into in the future.

              6.10 Further Assurances. At any time and from time to time Borrowers shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

              6.11 Conversion of Revenue Recognition Policy. No later than April 30, 2002, Bank must receive reasonable verbal assurance from any "Big 5" accounting firm that Borrowers' conversion to a non-deferral based revenue recognition policy is acceptable and based on GAAP, and that the reserve estimate is reasonable.

         7.   Negative Covenants.

              Each Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, neither Borrower will do any of the following without Bank's prior written consent, which shall not be unreasonably withheld, conditioned or delayed:

              7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, to "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Permitted Transfers.

              7.2 Change in Business; Change in Control or Executive Office or Jurisdiction of Incorporation. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than or reasonably related or incidental to the businesses currently engaged in by Borrowers. Neither Borrower will have a Change in Control and will not, without 30 days prior written notification to Bank, relocate its chief executive office or change it jurisdiction of incorporation.

              7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other Person (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrowers), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person (each of the above transactions referred to as an "Acquisition"), except where (i) such Acquisitions, together with all Joint Venture Investments, do not in the aggregate exceed $500,000 in cash, stock and other consideration during the term of this Agreement, (ii) no Event of Default has occurred, is continuing or would exist after giving effect to such transaction and

                                       15.

(iii) such merger constitutes a Permitted Investment. Notwithstanding the above, SimIpc shall be permitted to acquire the assets of Simplexity, Inc.

              7.4 Indebtedness. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

              7.5 Encumbrances. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person that such Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of Borrowers' property.

              7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that such Borrower may repurchase the stock of former employees pursuant to stock repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase.

              7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

              7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of any Borrower except for transactions that are in the ordinary course of Borrowers' business, upon fair and reasonable terms that are no less favorable to such Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

              7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

              7.10 Inventory and Equipment. Store the Inventory or the Equipment with a bailee, warehouseman, or similar party unless Bank has received a pledge of the warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrowers shall keep the Inventory and Equipment only at the location set forth in Section 10 and such other locations of which Borrowers give Bank prior written notice and as to which Bank has filed a financing statement where needed to perfect Bank's security interest.

              7.11 Compliance. Become or be controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could reasonably be

                                       16.

expected to have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

              7.12 Negative Pledge Agreements. Permit the inclusion in any contract to which it becomes a party of any provisions that could restrict or invalidate the creation of a security interest in Borrowers' rights and interests in any Collateral.

        8.    Events of Default.

              Any one or more of the following events shall constitute an Event of Default by Borrowers under this Agreement:

              8.1 Payment Default. If any Borrower fails to pay any of the Obligations as and when due and such failure continues for 3 calendar days or more after the due date, provided that within such 3-day cure period, the failure to pay shall not be deemed an Event of Default, but no Credit Extensions will be made;

              8.2 Covenant Default. If any Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement, or fails or neglects to perform or observe any other material term, provision, condition, covenant contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between any Borrower and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten (10) days after any Borrower receives notice thereof or any officer of any Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrowers be cured within such ten day period, and such default is likely to be cured within a reasonable time, then Borrowers shall have an additional reasonable period (which shall not in any case exceed 30 days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made;

              8.3 Material Adverse Change. If there occurs a material adverse change in Borrowers' business or financial condition, or if there is a material impairment of the prospect of repayment of any portion of the Obligations or a material impairment of the value or priority of Bank's security interests in the Collateral;

              8.4 Attachment. If any material portion of Borrowers' assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if any Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrowers' assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrowers' assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten days after any Borrower

                                       17.

receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrowers (provided that no Credit Extensions will be required to be made during such cure period);

         8.5 Insolvency. If any Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by any Borrower, or if an Insolvency Proceeding is commenced against any Borrower and is not dismissed or stayed within 30 days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

         8.6 Other Agreements. If there is a default in any agreement to which any Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of $100,000 or that could have a Material Adverse Effect;

         8.7 Subordinated Debt. If any Borrower makes any payment on account of Subordinated Debt, except to the extent the payment is allowed under any subordination agreement entered into with Bank;

         8.8 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least $250,000 not covered by insurance shall be rendered against any Borrower and shall remain unsatisfied and unstayed for a period of 10 days (provided that no Credit Extensions will be made prior to the satisfaction or stay of the judgment); or

         8.9 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

    9.   Bank's Rights And Remedies.

         9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrowers:

                (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5, all Obligations shall become immediately due and payable without any action by Bank);

                (b) Cease advancing money or extending credit to or for the benefit of Borrowers under this Agreement or under any other agreement between any Borrower and Bank;

                (c) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                                       18.

                (d) Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Each Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Each Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all reasonable expenses incurred in connection therewith. With respect to any of Borrowers' owned premises, each Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

                (e) Set off and apply to the Obligations any and all (i) balances and deposits of any Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of any Borrower held by Bank;

                (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrowers' rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                (g) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrowers' premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate;

                (h)   Bank may credit bid and purchase at any public sale; and

                (i) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrowers.

         9.2 Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrowers hereby irrevocably appoint Bank (and any of Bank's designated officers, or employees) as Borrowers' true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrowers' names on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrowers' names on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrowers' policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (g)

                                       19.

to modify, in its sole discretion, any intellectual property security agreement entered into between Borrowers and Bank without first obtaining Borrowers' approval of or signature to such modification by amending Exhibits A, B, and C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by any Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which a Borrower no longer has or claims to have any right, title or interest; (h) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral; and (i) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code; provided Bank may exercise such power of attorney to sign the name of Borrowers on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrowers' attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

         9.3 Accounts Collection. Upon the occurrence of and during the continuance of any Event of Default, Bank may notify any Person owing funds to Borrowers of Bank's security interest in such funds and verify the amount of such Account. Borrowers shall collect all amounts owing to Borrowers for Bank, receive in trust all payments as Bank's trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

         9.4 Bank Expenses. If any Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to such Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under the Revolving Facility as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section
6.5 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

         9.5 Bank's Liability for Collateral. So long as Bank complies with reasonable banking practices and Section 9-207 of the Code, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrowers.

         9.6    Remedies Cumulative.   Bank's rights and remedies under this
Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in

                                       20.

equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrowers' part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

                9.7 Demand; Protest. Each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, Instruments, Chattel Paper, and guarantees at any time held by Bank on which such Borrower may in any way be liable.

         10.    Notices.

                Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrowers or to Bank, as the case may be, at its addresses set forth below:

         If to InPhonic:                   InPhonic, Inc.

                                           1010 Wisconsin Avenue, NW
                                           Washington, D.C. 20007
                                           Attn:
                                           FAX:     (_____) _______________


         If to SimIpc:                     SimIpc Acquisition Corp.

                                           1010 Wisconsin Avenue, NW
                                           Washington, DC 20007
                                           Attn:
                                           FAX:     (_____) _______________


         If to Bank:                       Comerica Bank-California

                                           226 Airport Parkway
                                           San Jose, CA 95110-1024
                                           Attn:
                                           FAX:

                                       21.

         with a copy to:                   Comerica Bank-California

                                           11921 Freedom Drive, Suite 920
                                           Reston, VA 20190
                                           Attn:
                                           FAX:

         The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

         11.      Choice Of Law And Venue; Jury Trial Waiver.

                  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each Borrower and Bank hereby submit to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWERS AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         12.      General Provisions.

                  12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrowers without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrowers to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

                  12.2 Indemnification. Each Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrowers whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

                                       22.

           12.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

           12.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

           12.5 Amendments in Writing, Integration. All amendments to or terminations of this Agreement must be in writing. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

           12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

           12.7 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrowers to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

           12.8 Confidentiality. In handling any confidential information Bank and all employees and agents of Bank shall exercise the same degree of care that Bank exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Bank in connection with their present or prospective business relations with Borrowers,
(ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrowers and have delivered a copy to Borrowers, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank and (v) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.

    13.    Suretyship Waivers.

           13.1 Each Borrower hereby expressly waives (a) diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting such Borrower's liability under the Loan Documents; (b) discharge due to any disability of any Borrower; (c) any defenses of any Borrower to obligations under the Loan Documents not arising under the express

                                       23.

terms of the Loan Documents or from a material breach thereof by Bank which under applicable law has the effect of discharging any Borrower from the Obligations as to which this Agreement is sought to be enforced; (d) the benefit of any act or omission by Bank which directly or indirectly results in or aids the discharge of any Borrower from any of the Obligations by operation of law or otherwise; (e) except as expressly provided herein, all notices whatsoever, including notice of acceptance of the incurring of the Obligations; (f) any right it may have to require Bank to disclose to it any information that Bank may now or hereafter acquire concerning the financial condition or any circumstances that bears on the risk of nonpayment by any other Borrower, including the release of such other Borrower from its Obligations hereunder; and
(g) any requirement that Bank exhaust any right, power or remedy or proceed against any other Borrower or any other security for, or any guarantor of, or any other party liable for, any of the Obligations, or any portion thereof. Each Borrower specifically agrees that it shall not be necessary or required, and Borrowers shall not be entitled to require, that Bank (i) file suit or proceed to assert or obtain a claim for personal judgment against any other Borrower for all or any part of the Obligations; (ii) make any effort at collection or enforcement of all or any part of the Obligations from any Borrower; (iii) foreclose against or seek to realize upon the Collateral or any other security now or hereafter existing for all or any part of the Obligations; (iv) file suit or proceed to obtain or assert a claim for personal judgment against any Borrower or any guarantor or other party liable for all or any part of the Obligations; (v) exercise or assert any other right or remedy to which Bank is or may be entitled in connection with the Obligations or any security or guaranty relating thereto to assert; or (vi) file any claim against assets of one Borrower before or as a condition of enforcing the liability of any other Borrower under this Agreement. Without limiting the generality of the foregoing, each Borrower expressly waives the benefit of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 1432. WITHOUT LIMITING
THE FOREGOING IN ANY WAY, EACH BORROWER HEREBY IRREVOCABLY WAIVES AND RELEASES:

               (a) Any and all rights it may have at any time (whether arising directly or indirectly, by operation of law, contract or otherwise) to require the marshaling of any assets of any Borrower, which right of marshaling might otherwise arise from any such payments made or obligations performed;

               (b) Any and all rights that would result in such Borrower being deemed a "creditor" under the United States Code of any other Borrower or any other Person, on account of payments made or obligations performed by such Borrower; and

               (c) Until such time as the Obligations have been satisfied in full, any claim, right or remedy which it may now have or hereafter acquire against any other Borrower that arises hereunder and/or from the performance by it hereunder including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Bank against any other Borrower or any collateral security which Bank now has or may hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

                                       24.

         In Witness Whereof, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                          InPhonic, Inc.

                                          By:    /s/ David A. Steinberg
                                                 ____________________________

                                          Title: ____________________________



                                          SimIpc Acquisition Corp.

                                          By:    /s/ David A. Steinberg
                                                 ____________________________

                                          Title: ____________________________



                                          Comerica Bank-California

                                          By:    /s/ Bradley Steel
                                                 ____________________________

                                          Title: ____________________________

                                       25.

                                    Exhibit A

                                   DEFINITIONS

         "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to any Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by any Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by any Borrower and such Borrower's Books relating to any of the foregoing.

         "Acquisitions" has the meaning set forth in Section 7.3.

         "Advance" or "Advances" means a cash advance or cash advances under the Revolving Facility.

         "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, and partners.

         "Amended and Restated Loan and Security Agreement" has the meaning set forth in the Recitals.

         "Bank Expenses" means, subject to the terms herein, all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

         "Borrowers' Books" means all of Borrowers' books and records including: ledgers; records concerning Borrowers' assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

         "Borrowing Base" means an amount equal to 75% of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers.

         "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California or Washington are authorized or required to close.

         "Change in Control" shall mean a transaction in which any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrowers ordinarily entitled to vote in the election of directors, empowering such "person" or

                                       1.

"group" to elect a majority of the Board of Directors of Borrowers, who did not have such power before such transaction.

         "Chattel Paper" means any "chattel paper," as such term is defined in
Section 9105(1)(b) of the UCC, now owned or hereafter acquired by any Borrower or in which any Borrower now holds or hereafter acquires an interest.

         "Closing Date" means the date of this Agreement.

         "Code" means the California Uniform Commercial Code.

         "Collateral" means the property described on Exhibit B attached hereto and all Negotiable Collateral and Intellectual Property Collateral to the extent not described on Exhibit B, except to the extent any such property or rights (i) are nonassignable by their terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Section 9318(4) of the Code), or (ii) the granting of a security interest therein is contrary to applicable law or the terms of the agreement pursuant to which the rights or property is acquired, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral.

         "Committed Revolving Line" means a Credit Extension of up to $3,000,000.

         "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

         "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

         "Credit Extension" means each Advance, Equipment Advance, Term Loan, or any other extension of credit by Bank for the benefit of Borrowers hereunder.

                                       2.

         "Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of any Borrower and its Subsidiaries as at such date.

         "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of any Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of such Borrower or any Subsidiary to a date more than one year from the date of determination.

         "Deposit Accounts" means any "deposit account" as such term is defined in Section 9105(e) of the UCC, and should include, without limitation, any demand, time, savings passbook or like account, now or hereafter maintained by or for the benefit of any Borrower, or in which any Borrower now holds or hereafter acquires any interest, with a bank, savings and loan association, credit union or like organization (including Bank) and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

         "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrowers' business that comply with all of Borrowers' representations and warranties to Bank set forth in Section 5.3; provided, that Bank may change the standards of eligibility by giving Borrowers 30 days prior written notice. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

         (a) Accounts that the account debtor has failed to pay within 90 days of invoice date;

         (b) Accounts with respect to an account debtor, 25% of whose Accounts the account debtor has failed to pay within 90 days of invoice date;

         (c) Accounts with respect to which the account debtor is an officer, employee, or agent of Borrowers;

         (d) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

         (e) Accounts with respect to which the account debtor is an Affiliate of Borrowers;

         (f) Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

         (g) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States, except to the extent that such Accounts are backed by a valid Assignment of Claims of the government of the United States;

                                       3.

         (h) Accounts with respect to which Borrowers is liable to the account debtor for goods sold or services rendered by the account debtor to Borrowers, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrowers;

         (i) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrowers exceed 25% (50% for publicly traded companies with a credit rating of BB/BA or higher) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

         (j) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

         (k) Accounts the collection of which Bank reasonably determines after inquiry and consultation with Borrowers to be doubtful.

         "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that (i) are supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, or
(ii) that Bank approves on a case-by-case basis.

         "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which any Borrower has any interest.

         "Equipment Advance" has the meaning set forth in Section 2.1(c).

         "Equipment Advance Permitted Uses" means, subject to the terms and conditions of this Agreement, the purchase of Equipment, software and furniture.

         "Equipment Line" means a Credit Extension of up to $1,500,000.

         "Equipment Maturity Date" means February 28, 2005.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

         "Event of Default" has the meaning set forth in Section 8.

         "Existing Letter of Credit" has the meaning set forth in Section 2.1(e)(ii).

         "GAAP" means generally accepted accounting principles as in effect from time to time.

         "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar Instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

                                       4.

         "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

         "Instruments" means any "instrument," as such term is defined in
Section 9105(1)(i) of the UCC now owned or hereafter acquired by Borrowers or in which Borrowers now holds or hereafter acquires any interest, including, without limitation, all notes, certificated securities, and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "Intellectual Property Collateral" means all of Borrowers' right, title, and interest in and to the following:

         (a) Copyrights, Trademarks and Patents;

         (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

         (c) Any and all design rights which may be available to Borrowers now or hereafter existing, created, acquired or held;

         (d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

         (e) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

         (f) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

         (g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         "Inventory" means all present and future inventory in which any Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of any Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrowers' Books relating to any of the foregoing.

                                       5.

         "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

         "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

         "Joint Venture Investment" has the meaning set forth in the definition of "Permitted Investments" hereunder.

         "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

         "Letter of Credit" has the meaning set forth in Section 2.1(e)(i).

         "Loan Documents" means, collectively, this Agreement, any note or notes executed by any Borrower, any Warrant to Purchase Stock, and any other agreement entered into between any Borrower and Bank in connection with this Agreement, all as amended or extended from time to time.

         "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of any Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrowers to repay the Obligations or otherwise perform its obligations under the Loan Documents.

         "Negotiable Collateral" means all of Borrowers' present and future letters of credit of which it is a beneficiary, notes, drafts, Instruments, securities, documents of title, and Chattel Paper, and Borrowers' Books relating to any of the foregoing.

         "Non-Formula Amount" has the meaning set forth in Section 2.1(b)(i).

         "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrowers pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from any Borrower to others that Bank may have obtained by assignment or otherwise.

         "Original Loan Documents" has the meaning set forth in the Recitals.

         "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

         "Periodic Payments" means all installments or similar recurring payments that Borrowers may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrowers and Bank.

                                       6.

         "Permitted Equipment" has the meaning set forth in Section 2.1(c)(i).

         "Permitted Indebtedness" means:

         (a) Indebtedness of any Borrower in favor of Bank arising under this Agreement or any other Loan Document;

         (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

         (c) Indebtedness secured by a lien described in clause (c) of the definition of "Permitted Liens," provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

         (d) Indebtedness arising from the endorsement of instruments in the ordinary course of business;

         (e) Subordinated Debt;

         (f) Trade payables incurred in the ordinary course of business; and

         (g) Indebtedness of SimIpc set forth on Schedule A attached hereto; provided, however, that such Indebtedness shall cease to be deemed "Permitted Indebtedness" on August 31, 2002.

         "Permitted Investment" means:

         (a) Investments existing on the Closing Date disclosed in the Schedule;

         (b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, (iii) Bank's certificates of deposit maturing no more than one year from the date of investment therein or certificates of deposit of any other financial institution organized under the laws of the United States having total assets in excess of $250,000,000, and
(iv) Bank's money market accounts or money market accounts of any other financial institution organized under the laws of the United States having total assets in excess of $250,000.000; provided that in the case of (iii) and (iv) above, Bank shall have received a control agreement acceptable to Bank in order to perfect its security interest in each such investment;

         (c) Repurchases of stock from former employees or directors of any Borrower under the terms of applicable repurchase agreements in an aggregate amount not to exceed $100,000 in the aggregate in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases;

         (d) Investments accepted in connection with Permitted Transfers;

                                       7.

         (e) Investments of Subsidiaries in or to other Subsidiaries or any Borrower and Investments by any Borrower in Subsidiaries not to exceed $100,000 in the aggregate in any fiscal year;

         (f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of any Borrower or its Subsidiaries pursuant to employee stock purchase plan agreements approved by Borrowers' Board of Directors;

         (g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrowers' business;

         (h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (h) shall not apply to Investments of any Borrower in any Subsidiary; and

         (i) Joint ventures or strategic alliances in the ordinary course of Borrowers' business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support (each of the above hereinafter referred to as a "Joint Venture Investment"), provided that such Joint Venture Investments by Borrowers, together with all Acquisitions, do not exceed $500,000 in cash, stock and other consideration in the aggregate during the term of this Agreement.

         "Permitted Liens" means the following:

         (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

         (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrowers maintain adequate reserves, provided the same have no priority over any of Bank's security interests;

         (c) Liens, not to exceed $500,000 in the aggregate, (i) upon or in any Equipment acquired or held by any Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

         (d) Liens to secure payment of workers' compensation, employment insurance, old age pensions, social security or other like obligations incurred in the ordinary course of business;

         (e) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided

                                       8.

that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

         (f) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.4 or 8.8;

         (g) Liens in favor of other financial institutions arising in connection with Borrowers' Deposit Accounts held at such institutions, provided that Bank has a perfected security interest in the amounts held in such Deposit Accounts; and

         (h) Other Liens not described above arising in the ordinary course of business and not having or not reasonably likely to have a Material Adverse Effect on Borrowers and their Subsidiaries taken as a whole.

         "Permitted Transfer" means (a) the transfer of cash from InPhonic to SimIpc for payment of any of the liabilities set forth in Schedule A attached hereto or (b) the conveyance, sale, lease, transfer or disposition by any Borrower or any Subsidiary of:

         (i) Inventory in the ordinary course of business;

         (ii) licenses and similar arrangements for the use of the property of any Borrower or its Subsidiaries in the ordinary course of business;

         (iii) surplus, worn-out or obsolete Equipment; or

         (iv) other assets of Borrowers or their Subsidiaries which do not in the aggregate exceed $100,000.

         "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

         "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

         "Promissory Note" has the meaning set forth in Section 2.1(d)(ii).

         "Quick Assets" means, at any date as of which the amount thereof shall be determined, the unrestricted cash and cash-equivalents, plus net trade accounts receivable with maturities not to exceed 90 days, of Borrowers determined in accordance with GAAP.

         "Responsible Officer" means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of any Borrower.

         "Revolving Facility" means the facility under which Borrowers may request Bank to issue Advances, as specified in Section 2.1(b) hereof.

                                       9.

         "Revolving Maturity Date" means January 18, 2003.

         "Schedule" means the schedule of exceptions attached hereto, if any.

         "Software Advance" means an Equipment Advance to finance the purchase of software.

         "Software Maturity Date" means February 29, 2004.

         "Subordinated Debt" means any debt incurred by any Borrower that is subordinated to the debt owing by Borrowers to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrowers and Bank).

         "Subsidiary" means any corporation or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by any Borrower, either directly or through an Affiliate.

         "Tangible Net Worth" means at any date as of which the amount thereof shall be determined, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Borrowers and their Subsidiaries minus intangible assets, plus Subordinated Debt, on a consolidated basis determined in accordance with GAAP.

         "Term Loan Maturity Date" has the meaning set forth in Section 2.1(d)(ii).

         "Total Liabilities" means at any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of any Borrower, including in any event all Indebtedness.

         "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrowers connected with and symbolized by such trademarks.

         "Tranche A" means Tranche A-1 and Tranche A-2.

         "Tranche A-1" has the meaning set forth in Section 2.1(c)(i).

         "Tranche A-2" has the meaning set forth in Section 2.1(c)(i).

         "Tranche B" has the meaning set forth in Section 2.1(c)(i).

         "Tranche C" has the meaning set forth in Section 2.1(c)(i).

         "Tranche D" has the meaning set forth in Section 2.1(c)(i).

         "Tranche E" has the meaning set forth in Section 2.1(c)(i).

         "Tranche B Availability End Date" means May 31, 2002.

         "Tranche C Availability End Date" means August 31, 2002.

                                       10.

         "Tranche D Availability End Date" means November 30, 2002.

         "Tranche E Availability End Date" means February 28, 2003.

         "Tranche A Equipment Advance" means the Equipment Advance made under Tranche A.

         "Tranche A-1 Equipment Advance" means the Equipment Advance made under Tranche A-1.

         "Tranche A-2 Equipment Advance" means the Equipment Advance made under Tranche A-2.

         "Tranche B Equipment Advance" or "Tranche B Equipment Advances" means any Equipment Advance(s) made under Tranche B.

         "Tranche C Equipment Advance" or "Tranche C Equipment Advances" means any Equipment Advance(s) made under Tranche C.

         "Tranche D Equipment Advance" or "Tranche D Equipment Advances" means any Equipment Advance(s) made under Tranche D.

         "Tranche E Equipment Advance" or "Tranche E Equipment Advances" means any Equipment Advance(s) made under Tranche E.

         "UCC" means the Uniform Commercial Code as the same may from time to time be in effect in the State of California (and each reference in this Agreement to an Article thereof (denoted as a Division of the UCC as adopted and in effect in the State of California) shall refer to that Article (or Division, as applicable) as from time to time in effect, which in the case of Article 9 shall include and refer to Revised Article 9 from and after the date Revised
Article 9 shall become effective in the State of California); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party's security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         "Warrant to Purchase Stock" means that certain Warrant to Purchase Stock issued concurrently herewith by InPhonic to Bank for the purchase of 75,758 of InPhonic's Common Stock and at an initial exercise price per share of $1.32 (split adjusted), with a maturity of seven (7) years from issuance and setting forth certain provisions including, without limitation, net exercise and anti-dilution protection provisions of the same type granted to holders of Inphonic's Series D-3 Preferred Shares.

                                       11.

DEBTORS:                   INPHONIC, INC. AND SIMIPC ACQUISITION CORP.

SECURED PARTY:             COMERICA BANK - CALIFORNIA

                                    Exhibit B

                        COLLATERAL DESCRIPTION ATTACHMENT
                         TO LOAN AND SECURITY AGREEMENT

All personal property of Debtors of every kind, whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:
(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtors' books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;
(b) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtors for past, present and future infringements of copyright; (c) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtors for past, present and future infringements of trademark; (d) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtors are licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtors and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and (e) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

                                       1.

                                    Exhibit C

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM
DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., E.S.T.
TO:      3000 El Camino Real, Suite 800, Palo Alto, CA 94306         DATE:  _______________
FAX #:   650-846-6840                                                TIME:  _______________
--------------------------------------------------------------------------------------------------
FROM: InPhonic, Inc./SimIpc Acquisition Corpo.
     --------------------------------------------------------------------------------------------
CLIENT NAME (BORROWERS)  InPhonic, Inc./SimIpc Acquisition Corp.
REQUESTED BY:____________________________________________________________________________________
AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:____________________________________________________________________________

PHONE NUMBER:____________________________________________________________________________________

FROM ACCOUNT # ______________________     TO ACCOUNT # __________________________________________

REQUESTED TRANSACTION TYPE                 REQUEST DOLLAR AMOUNT
--------------------------                 ---------------------
                                           $_____________________________________________________
PRINCIPAL INCREASE (ADVANCE)               $_____________________________________________________
PRINCIPAL PAYMENT (ONLY)                   $_____________________________________________________
INTEREST PAYMENT (ONLY)                    $_____________________________________________________
PRINCIPAL AND INTEREST (PAYMENT)           $_____________________________________________________

OTHER INSTRUCTIONS: _____________________________________________________________________________

--------------------------------------------------------------------------------
All representations and warranties of Borrowers stated in the Second Amended and Restated Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for an Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK USE ONLY
TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

_____________________________________________  _________________________________
Authorized Requester                           Phone #


_____________________________________________  _________________________________
Received By (Bank)                             Phone #


_____________________________________________
Authorized Signature (Bank)

--------------------------------------------------------------------------------

                                       1.

                                    Exhibit D

                           BORROWING BASE CERTIFICATE

Borrowers: InPhonic, Inc./SimIpc Acquisition Corp.                Lender: Comerica Bank-California

Commitment Amount: $3,000,000
ACCOUNTS RECEIVABLE
    1.   Accounts Receivable Book Value as of _________                         $___________
    2.   Additions (please explain on reverse)                                  $___________
    3.   TOTAL ACCOUNTS RECEIVABLE                                              $___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
    4.   Amounts over 90 days due                                               $___________
    5.   Balance of 25% over 90 day accounts                                    $___________
    6.   Concentration Limits                                                   $___________
    7.   Foreign Accounts                                                       $___________
    8.   Governmental Accounts                                                  $___________
    9.   Contra Accounts                                                        $___________
    10.  Demo Accounts                                                          $___________
    11.  Intercompany/Employee Accounts                                         $___________
    12.  Other (please explain on reverse)                                      $___________
    13.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                   $___________
    14.  Eligible Accounts (#3 minus #13)                                       $___________
    15.  LOAN VALUE OF ACCOUNTS (75% of #14)                                    $___________

BALANCES
    16.  Maximum Loan Amount                                                    $___________
    17.  Total Funds Available (Lesser of #16 or #15)                           $___________
    18.  Present balance owing on Line of Credit                                $___________
    19.  Outstanding under Sublimits (Letters of Credit)                        $___________
    20.  RESERVE POSITION (#17 minus #18 and #19)                               $___________

         The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Second Amended and Restated Loan and Security Agreement between the undersigned and Comerica Bank-California.

InPhonic, Inc.                                 SimIpc Acquisition Corp.

By:  __________________________________        By:  ____________________________
              Authorized Signer                            Authorized Signer

                                       1.

                                    Exhibit E

                             COMPLIANCE CERTIFICATE

TO:   Comerica Bank - California

FROM: InPhonic, Inc./SimIpc Acquisition Corp.

The undersigned authorized officer of Borrowers hereby certify that in accordance with the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrowers and Bank (the "Agreement"), (i) Borrowers are in complete compliance for the period ending _______________ with all required covenants, including without limitation Section 6.8, except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                             Required                         Complies
------------------                             --------                         --------
Monthly financial statements                   Monthly within 30 days           Yes        No
Annual (CPA Audited)                           FYE within 120 days              Yes        No
10K and 10Q                                    (as applicable)                  Yes        No
A/R & A/P Agings, Borrowing Base Cert.         Monthly within 20 days           Yes        No
A/R Audit                                      Initial and Semi-Annual          Yes        No
IP Report                                      Quarterly within 30 days         Yes        No

Financial Covenant                             Required           Actual        Complies
------------------                             --------           ------        --------
Maintain on a Monthly  Basis:
     Minimum Quick Ratio                       _____:1.00         _____:1.00    Yes        No
     Minimum Tangible Net Worth                $_________         $_________    Yes        No

                                                ________________________________
Comments Regarding Exceptions:  See Attached.
                                                 BANK USE ONLY

                                                 Received by:___________________
Sincerely,                                       AUTHORIZED SIGNER

                                                 Date:__________________________

                                                 Verified:______________________
_______________________________________________  AUTHORIZED SIGNER
SIGNATURE

                                                 Date:__________________________
_______________________________________________
TITLE

                                                 Compliance Status    Yes   No
_______________________________________________
DATE
                                                ________________________________

                                       1.

                             SCHEDULE OF EXCEPTIONS

Permitted Indebtedness  (Exhibit A)

Permitted Investments  (Exhibit A)

Permitted Liens  (Exhibit A)

Prior Names  (Section 5.5)

Litigation  (Section 5.6)

                                       1.

                                   SCHEDULE A

                  List of Liabilities Acquired From Simplexity

                                 [See Attached]

                                       1.

                         CORPORATE RESOLUTIONS TO BORROW

Borrower:   InPhonic, Inc.

         I, the undersigned officer of InPhonic, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

         I Further Certify that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

         I Further Certify that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         Be It Resolved, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                     POSITION                    ACTUAL SIGNATURES
------------------------  --------------------------  -------------------------

________________________  __________________________  _________________________

________________________  __________________________  _________________________

________________________  __________________________  _________________________

________________________  __________________________  _________________________

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         Borrow Money. To borrow from time to time from Comerica Bank-California ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Second Amended and Restated Loan and Security Agreement dated as of March 1, 2002, (the "Loan Agreement").

         Execute Loan Documents. To execute and deliver to Bank the Loan Agreement and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, all as amended or extended from time to time (collectively, with the Loan Agreement, the "Loan Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

                                       1.

         Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Documents.

         Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         Warrants. To issue a warrant to purchase the Corporation's capital stock.

         Letters of Credit; Foreign Exchange. To execute letters of credit applications, foreign exchange agreements and other related documents pertaining to Bank's issuance of letters of credit and foreign exchange contracts.

         Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         Be It Further Resolved, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I Further Certify that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         In Witness Whereof, I have hereunto set my hand on March 1, 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                         CERTIFIED AND ATTESTED BY:

                                         X  ____________________________________

                                       2.

                         CORPORATE RESOLUTIONS TO BORROW

Borrower:   SimIpc Acquisition Corp.

         I, the undersigned officer of InPhonic, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

         I Further Certify that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

         I Further Certify that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         Be It Resolved, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                      POSITION                  ACTUAL SIGNATURES
-------------------------- ------------------------- ---------------------------

________________________  __________________________  __________________________

________________________  __________________________  __________________________

________________________  __________________________  __________________________

________________________  __________________________  __________________________

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         Borrow Money. To borrow from time to time from Comerica Bank-California ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Second Amended and Restated Loan and Security Agreement dated as of March 1, 2002, (the "Loan Agreement").

         Execute Loan Documents. To execute and deliver to Bank the Loan Agreement and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, all as amended or extended from time to time (collectively, with the Loan Agreement, the "Loan Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

                                       1.

         Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Documents.

         Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         Letters of Credit; Foreign Exchange. To execute letters of credit applications, foreign exchange agreements and other related documents pertaining to Bank's issuance of letters of credit and foreign exchange contracts.

         Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         Be It Further Resolved, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I Further Certify that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         In Witness Whereof, I have hereunto set my hand on March 1, 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                        CERTIFIED AND ATTESTED BY:

                                        X   ____________________________________

                                       2.

                           COMERICA BANK - CALIFORNIA
                                   Member FDIC
                         ITEMIZATION OF AMOUNT FINANCED
                            DISBURSEMENT INSTRUCTIONS
                                   (Revolver)

Name(s):  InPhonic, Inc./Simipc Acquisition Corp.   Date:  ________________

         $3,000,000          credited to deposit account No. 1891668467 when
                             Advances are requested or disbursed to Borrowers by cashiers check or wire transfer

Amounts paid to others on your behalf:

         $      [Paid]       to Comerica Bank-California for Facility Fee

         $ to Comerica Bank-California for accounts receivable audit (estimate)

         $                   to Bank counsel fees and expenses

         $                   to _______________

         $                   to _______________

         $                   TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank-California to disburse the loan proceeds as stated above.

_____________________________________      _____________________________________
Signature                                  Signature

                                       1.

                           COMERICA BANK - CALIFORNIA
                                   Member FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                            DISBURSEMENT INSTRUCTIONS
                                (Equipment Loan)

Name(s):  InPhonic, Inc./SimIpc Acquisition Corp.   Date:  _______________



         $ credited to deposit account No. 1891668467 when Equipment Advances are requested or disbursed to Borrowers by cashiers check or wire transfer

         Amounts paid to others on your behalf:

         $       [Paid]         to Comerica Bank-California for Facility Fee

         $ to Comerica Bank-California for accounts receivable audit (estimate)

         $                      to Bank counsel fees and expenses

         $                      to _______________

         $                      to _______________

         $                      TOTAL (AMOUNT FINANCED)


Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank-California to disburse the loan proceeds as stated above.


_____________________________________     _____________________________________
      Signature                           Signature

                                       1.

                         AGREEMENT TO PROVIDE INSURANCE

TO:    COMERICA BANK - CALIFORNIA                   Date:  _______________
       c/o Hibernia Mitchel Insurance Services
       Post Office Box 8061
       Walnut Creek, CA 94596-8061      Borrowers: InPhonic, Inc./SimIpc
                                        Acquisition Corp.

       In consideration of a loan in the amount of $3,500,000 secured by all tangible personal property including inventory and equipment.

       I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

       I/We also agree to advise the below named agent to add Comerica Bank-California as lender's loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

       I/We understand that the policy must contain:

       1.   Fire and extended coverage in an amount sufficient to cover:

            (a)    The amount of the loan, OR

            (b)    All existing encumbrances, whichever is greater,

       But not in excess of the replacement value of the improvements on the real property.

       2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Comerica Bank-California, or any other form acceptable to Bank.

INSURANCE INFORMATION

       Insurance Co./Agent                             Telephone No.:

       Agent's Address:

                     Signature of Obligor:  _____________________________

                     Signature of Obligor:  _____________________________



                         FOR BANK USE ONLY

                         INSURANCE VERIFICATION: Date: ___________

                         Person Spoken to:  ______________________

                         Policy Number:     ______________________

                         Effective From: ______ To: ______________

                         Verified by: ____________________________

                                       1.

COMERICA BANK - CALIFORNIA
California's Business Banks             AUTOMATIC DEBIT AUTHORIZATION
Member FDIC


To:  Comerica Bank-California

Re:  Loan # ___________________________________

You are hereby authorized and instructed to charge account No. 1891668467 in the name of InPhonic, Inc./SimIpc Acquisition Corp.
for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

                  ____ Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

                  ____ Debit each principal payment is at becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

________________________________________________________________________________
      Borrowers Signature                            Date
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

COMERICA BANK - CALIFORNIA
California's Business Banks             AUTOMATIC DEBIT AUTHORIZATION
Member FDIC


To:  Comerica Bank-California

Re:  Loan # ___________________________________

You are hereby authorized and instructed to charge account No. 1891668467 in the name of InPhonic, Inc.
for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

                  ____ Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

                  ____ Debit each principal payment is at becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

________________________________________________________________________________
         Borrowers Signature                                Date
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

SIGNATURE AUTHORIZATION
To:  Comerica Bank-California             Address: 9920 South La Cienega Blvd.,
     Lending Services                              Suite 636 Inglewood, CA 90301


         This Authorization is in reference to that certain Credit Terms and Conditions, Loan Agreement or Credit Agreement ("Agreement") executed by the undersigned Borrowers ("Borrowers") concerning a loan or loans from Comerica Bank - California ("Bank") to Borrowers. Each individual signing below hereby certifies that he/she has been authorized by Borrowers to designate certain individuals who are employees or agents of Borrowers to perform such acts as are contemplated by and in furtherance of the Agreement.

         The individuals named below, any one acting alone, are hereby authorized and appointed for and on behalf of Borrowers from time to time to do any of the following:

         (1) To request advances of credit under the Agreement and to effect repayment of any credit outstanding under the Agreement.

         (2) To execute and deliver assignments, borrowing certificates, instruments, schedules, reports, invoices, bills, shipping documents and such other documents or certificates as may be necessary or appropriate under the Agreement or any other agreement or instrument relating thereto or delivered in connection therewith;

         (3) To transfer and endorse to Bank in payment of Borrowers' obligations to Bank any checks, drafts, notes or other instruments payable to Borrowers; and

         (4) To do or perform any and all other acts or matters in any way relating to any or all of the foregoing.

         The undersigned individuals each further certifies that the specimen signatures below are the genuine signatures of the individuals designated herein and that their signatures shall be binding on Borrowers until Bank receives written notice of termination if the authority of any such designated individuals.

Dated: _______________________________      Dated: _____________________________


InPhonic, Inc.                              SimIpc Acquisition Corp.


By: __________________________________      By: ________________________________

Name: ________________________________      Name: ______________________________

Title: _______________________________      Title: _____________________________


By: __________________________________

Name: ________________________________

Title: _______________________________

(Authorized Individuals and Specimen Signatures on Next Page)

         Authorized Individuals and Specimen Signatures:

Name (Typed or Printed)                   Signature


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or


_______________________________________   ___________________________________or